Exhibit 10.15

PREMIUM NICKEL RESOURCES LTD.

DEFERRED SHARE UNIT PLAN

for the Non-Executive Directors of Premium Nickel Resources Ltd.

Adopted as of December 26, 2022

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TABLE OF CONTENTS

(continued)

SCHEDULE "A" ELECTION NOTICE	A-1

SCHEDULE "B" REDEMPTION NOTICE FOR DIRECTORS WHO ARE NOT U.S. MEMBERS UNDER THE PLAN	B-1

SCHEDULE "C" REDEMPTION NOTICE FOR DIRECTORS WHO ARE U.S. MEMBERS UNDER THE PLAN	C-1

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PREMIUM NICKEL RESOURCES LTD.

DIRECTORS' DEFERRED SHARE UNIT PLAN

ARTICLE 1

PREAMBLE AND DEFINITIONS

1.1	Title.

The Plan herein described shall be called the "Directors' Deferred Share Unit Plan", and is referred to herein as the "Plan".

1.2	Purpose of the Plan.

The purpose of the Plan is to advance the interests of the Company and its subsidiaries by: (i) increasing the proprietary interests of the non-executive Directors in the Company; (ii) aligning the interests of the non-executive Directors with the interests of the shareholders of the Company generally; and (iii) furnishing non-executive Directors with an additional incentive in their efforts on behalf of the Company. For greater certainty, no Investor Relations Service Providers (as defined within the policy of the TSXV) may receive any deferred share units under the Plan.

1.3	Definitions.

"Annual Board Retainer" means the annual cash retainer payable by the Company to a Director for service on the Board during a particular calendar year, but, for greater certainty, excludes other retainers and fees (including, without limitation, any Annual Chair Retainer, any Annual Committee Retainer, and any Meeting Fee).

"Annual Chair Retainer" means the annual cash retainer payable by the Company to a Director for acting as the chair of the Board, or as Lead Director, or as chair of a committee of the Board, during a particular calendar year, but, for greater certainty, excludes other retainers and fees (including, without limitation, the Annual Board Retainer, the Annual Committee Retainer and any Meeting Fee).

"Annual Committee Retainer" means the annual cash retainer payable by the Company to a Director for acting as a member of a committee of the Board during a particular calendar year, but, for greater certainty, excludes other retainers and fees (including, without limitation, the Annual Board Retainer, the Annual Chair Retainer and any Meeting Fee).

"Blackout Period" means any blackout period imposed by the Company or otherwise applicable to a Member, during which specified individuals, including Insiders of the Company, may not trade in the securities of the Company (including, for greater certainty, any period during which specific individuals are restricted from trading because they possess material non-public information).

"Board" means the board of directors of the Company.

"Calendar Year Stub Period" has the meaning ascribed thereto in Section 5.2(b).

"Code" means the U.S. Internal Revenue Code of 1986, as amended and any applicable Treasury Regulations and other binding regulatory guidance thereunder.

"Committee" means the Human Resources and Compensation Committee of the Board.

"Company" means Premium Nickel Resources Ltd. and any successor corporation whether by amalgamation, merger or otherwise.

"Crediting Date" has the meaning ascribed thereto in Section 4.1.

"Deferred Share Unit" or "DSU" means a unit of participation in the Plan, credited by means of a bookkeeping entry to the Director's Deferred Share Unit Account, the notional value of which on any particular date shall be equal to the Market Price, and which entitles the holder thereof, in the manner and at the time specified in the Plan, to a payment (in cash or Shares, determined, subject to Section 5.3, at the Corporation's discretion) equal to the Market Price.

"Deferred Share Unit Account" has the meaning ascribed thereto in Section 4.7.

"Director" means a director of the Company other than a director who is, apart from his or her role as a director, a full-time employee of the Company.

"Dual Participant" has the meaning ascribed thereto in Section 5.4. "Election Notice" has the meaning ascribed thereto in Section 4.4.

"Insider" means an "insider" as defined in the Corporate Finance Manual of the TSXV, as amended from time to time.

"Lead Director" means the Director, if any, from time to time designated by the Board as the Lead Director of the Company.

"Market Price" at any date in respect of a Share means the volume weighted average price of a Share on the TSXV for the last five Trading Days immediately preceding such date (or, if the Shares are not then listed and posted for trading on the TSXV, on such other stock exchange on which the Shares are then listed and posted for trading as may be selected for such purpose by the Board). Volume weighted average price shall be determined by dividing the total value of all Shares sold by the total number of Shares sold, in each case, for the applicable five Trading Days on the TSXV (or such other applicable stock exchange). In the event that the Shares are not listed and posted for trading on any stock exchange, the Market Price shall be the fair market value of such Shares as determined by the Board in its sole discretion, acting in good faith and taking into account, if considered advisable by the Board, the advice from the Committee (or such other similar committee of the Board as may be constituted from time to time) and the advice of a qualified financial advisor selected by the Board and, "fair market value" means the highest price, expressed in dollars, that a Share would bring in an open and unrestricted market, between a willing buyer and a willing seller who are both knowledgeable, informed, and prudent, and who are acting independently of each other.

"Meeting Fee" means the cash amount, if any, payable by the Company to a Director for attendance at a meeting of the Board or a committee of the Board.

"Member" means a Director who becomes a participant in the Plan in accordance with Article 3.

"Member's Termination Date" has the meaning ascribed thereto in Section 5.1.

"Person" shall mean, unless the context otherwise requires or unless and to the extent otherwise limited or required by applicable law or rules of a stock exchange, any natural person, firm, partnership, limited liability company, association, corporation, company, trust, business trust, governmental authority or other entity.

"Quarterly DSU Entitlement" means the amount that a Director is entitled to receive in DSUs for services to the Board for each calendar quarter in accordance with Section 4.3, which amount, for greater certainty shall be: (i) in respect of any calendar quarter in 2023 (a) in the case of any Director other than the Lead Director, $42,500, and (b) in the case of the Lead Director, $60,625, and (ii) in respect of a calendar quarter in any subsequent calendar year: (a) in the case of any Director other than the Lead Director, $21,250; and (b) in the case of the Lead Director, $31,675, or, in any such case such other amount, expressed in dollars, as may from time to time and in advance of the particular quarter be determined by resolution of the Board.

"Security-Based Compensation Arrangements" means, together, the Plan and the stock option plan of the Company, and any other equity-based compensation plan in effect from time to time.

"Separation From Service" means the death or retirement of the Member (not including a leave of absence of six (6) months or less or where the Member has a right to reemployment by the Company) as determined in accordance with Section 409A of the Code.

"Shares" means the common shares of the Company and such other shares as may be substituted therefore as a result of amendments to the articles of the Company, a reorganization of the Company or otherwise.

"Shareholder Approval" means the requisite approval required by the Corporate Finance Manual of the TSXV to implement the Plan and settle any Deferred Share Units issued under the Plan in Shares.

"Six-Month Date" has the meaning ascribed thereto in Section 5.2.

"Specified Employee" means a "specified employee" as defined under Section 409A of the Code.

"Tax Act" means the Income Tax Act (Canada) and the regulations thereto, as amended from time to time. "Trading Day" means any date on which the TSXV is open for the trading of the Shares.

"TSXV" means the TSX Venture Exchange.

"United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

"U.S. Member" means a Member who is a U.S. taxpayer subject to Section 409A of the Code.

"U.S. Member's Termination Date" has the meaning ascribed thereto in Section 5.2.

"U.S. Securities Act" means the United States Securities Act of 1933, as amended.

1.4	Schedules.

Schedule "A" – Election Notice

Schedule "B" – Redemption Notice For Directors Who Are Not U.S. Members Under The Plan

Schedule "C" – Redemption Notice for Directors Who Are U.S. Members Under The Plan

ARTICLE 2

INTERPRETATION

2.1	Governing Law.

The Plan shall be governed and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

2.2	Severability.

If any provision of the Plan or part hereof is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part thereof.

2.3	References.

Headings wherever used herein are for reference purposes only and do not limit or extend the meaning of the provisions herein. In the Plan, references to the singular shall include the plural and vice versa, as the context shall require.

2.4	Currency.

All dollar amounts referred to herein are in Canadian dollars.

2.5	Context and Construction.

Whenever the singular or masculine are used in the Plan, the same shall be construed as being the plural or feminine or neuter or vice versa where the context so requires.

2.6	Discretion.

Whenever the board has discretion to administer the Plan, the term "discretion" means the sole and absolute discretion of the Board.

ARTICLE 3

ELIGIBILITY

3.1	Establishment.

The Plan is effective as at December 26, 2022.

3.2	Automatic Participation for Directors.

Each Director in office at the effective date of establishment of the Plan shall, without further formality, become a Member in the Plan. Each person who becomes a Director at any time subsequent to the effective date of establishment of the Plan shall thereupon, without further or other formality, become a Member of the Plan.

3.3	No Additional Rights.

Nothing herein contained shall be deemed to give any person the right to be retained as a Director of the Company or as an employee of the Company.

ARTICLE 4

DEFERRED SHARE UNIT GRANTS AND ACCOUNTS

4.1	Share Limits.
(a)

Maximum Number of Shares. The aggregate number of Shares reserved for issuance from treasury under the Plan shall not exceed five (5) million Shares, provided, however, the number of Shares reserved for issuance from the treasury under the Plan and pursuant to all other Security-Based Compensation Arrangements of the Company and its subsidiaries shall, in the aggregate, not exceed 20% of the number of Shares then issued and outstanding. Any Shares subject to a DSU which has been cancelled or terminated in accordance with the terms of the Plan without settlement will again be available under the Plan.

(b)	Restrictions on Grants. The grant of DSUs under the Plan is subject to a number of restrictions, including the following:
(i)

the aggregate number of Shares issuable to Insiders (as a group) under the Plan and all other Security-Based Compensation Arrangements of the Corporation and its subsidiaries shall not, in the aggregate, exceed ten percent (10%) of the issued and outstanding Shares, calculated on a non-diluted basis as at the date any DSU is granted or issued (unless the Company has obtained the requisite disinterested approval of its shareholders pursuant to the Corporate Finance Manual of the TSXV);

(ii)

within any twelve (12) month period, the Company shall not issue Insiders (as a group) under the Plan and all other Security-Based Compensation Arrangements of the Company and its subsidiaries, in the aggregate, a number of Shares exceeding ten percent (10%) of the issued and outstanding Shares, calculated on a non-diluted basis as at the date any DSU is granted or issued (unless the Company has obtained the requisite disinterested approval of its shareholders pursuant to the Corporate Finance Manual of the TSXV); and

(iii)

within any twelve (12) month period, the Company shall not issue to any one Person (and companies wholly-owned by that Person) under this Plan and all other Security-Based Compensation Arrangements of the Corporation and its subsidiaries, in the aggregate, a number of Shares exceeding five percent (5%) of the issued and outstanding Shares, calculated on a non-diluted basis.

4.2	Discretionary Grants

The Board may, at any time and from time to time, grant Deferred Share Units to any Director in consideration of service as a Director for any period specified in the resolution authorizing such grant, other than in lieu of accrued and unpaid compensation amounts in respect of which such Director has, at the date of such grant, a legal entitlement to call for payment thereof.

4.3	Quarterly Entitlement Grants.

Commencing in the 2023 calendar year, on the last day of each of March, June, September and December in each year (each of which is referred to as a "Crediting Date"), the Deferred Share Unit Account of each person who was a Director of the Company at any time during the three (3) month period ending on the relevant Crediting Date shall be credited, without further or other formality, with the respective number of Deferred Share Units as may be determined by dividing the respective Quarterly DSU Entitlement of such Director by the Market Price at the applicable Crediting Date in question, subject, if such person has been a Director of the Company or Lead Director of the Company for part only of the three (3) month period in question, to proration according to the number of days such person was a Director of the Company or Lead Director of the Company, as the case may be, during such three (3) month period.

4.4	Election to Participate for Additional Amounts.

In addition, each Director shall have, subject to the conditions stated herein, the right to elect, irrevocably and in advance, in accordance with this Section 4.4, to be credited with Deferred Share Units in lieu of all or any part of the Annual Board Retainer, all or any part of any Annual Chair Retainer, all or any part of any Annual Committee Retainer and all or any part of any Meeting Fee otherwise payable to such Director in cash for the particular calendar year. No such election shall be effective unless and until the Director in question shall have filed, while the Company is not in a Blackout Period, a notice of election in the form of Schedule "A" hereto (the "Election Notice") with the Company's Chief Financial Officer. An Election Notice must be filed on or before the last business day of the calendar year ending immediately before the calendar year to which the Annual Board Retainer, Annual Chair Retainer and/or Meeting Fees relate, except in the case of a newly elected or appointed Director, the Election Notice must be filed on or before thirty (30) days after the date the Director first became a Director, with such election to apply in respect of any portion of the applicable Annual Board Retainer, Annual Chair Retainer, Annual Committee Retainer, or Meeting Fee, as applicable, that is earned and payable after the date the relevant Election Notice is received by the Chief Financial Officer and in the calendar year during which such election or appointment is made. Effect of Election Notice.

A duly filed Election Notice shall be binding upon the Director who filed it, and upon the Company, and shall be irrevocable in respect of the calendar year in which it is originally made. Any such Election Notice will continue in effect thereafter for subsequent calendar years unless and until such Director has filed a subsequent Election Notice to terminate or change his or her election and such subsequent Election Notice has become effective for a subsequent calendar year in accordance with the Plan. If no election has been validly made in respect of a Director's Annual Board Retainer, Annual Chair Retainer, Annual Committee Retainer, or Meeting Fees, within the times specified in the Plan, the full amount shall be paid in cash in accordance with the Company's normal policies regarding Director compensation.

4.5	Terminating or Changing Election for Additional Amounts.
(a)

Each Member is entitled to terminate or change his or her election specified in any Election Notice filed with the Company, for any subsequent calendar year, by filing, while the Company is not in a Blackout Period, a subsequent Election Notice with the Chief Financial Officer of the Company. A duly filed subsequent Election Notice will become effective at the beginning of the calendar year following the calendar year in which the subsequent Election Notice is filed.

(b)	For greater certainty a Member who has duly filed a subsequent Election Notice to terminate an earlier election by the Member may thereafter again elect in accordance with Section 4.4.
4.6	Additional Amount Grants.
(a)	Each Member who has duly filed an Election Notice in accordance with Section 4.4 shall be credited with Deferred Share Units as hereinafter provided in respect of the Annual

Board Retainer, Annual Chair Retainer, Annual Committee Retainer or Meeting Fees, as applicable, quarterly in arrears on the relevant Crediting Date in question for such amount, while such Election Notice remains in effect.

(b)

Deferred Share Units credited to a Member in accordance with any provision of the Plan shall be recorded by the Company in the Member's Deferred Share Unit Account (as defined below) as soon as reasonably practicable thereafter.

(c)

The number of Deferred Share Units credited at any particular time with respect to any amount in respect of which a Member shall have elected pursuant to Section 4.4 will be calculated by dividing such amount by the Market Price on the relevant Crediting Date in question for such amount.

4.7	Deferred Share Unit Account.

An account, to be known as a "Deferred Share Unit Account" shall be maintained by the Company for each Member, in which shall be recorded all Deferred Share Units credited to a Member from time to time.

4.8	Dividends.

At all times prior to a Member's Termination Date, whenever cash dividends are paid on the Shares, additional Deferred Share Units will be credited to the Member's Deferred Share Unit Account. The number of such additional Deferred Share Units will be calculated by dividing (i) the dividends that would have been paid to such Member if the Deferred Share Units in the Member's Deferred Share Unit Account on the relevant dividend record date had been Shares, by (ii) the Market Price at the date of payment of such dividend, and fractional Deferred Share Units shall be rounded to the fourth decimal place.

4.9	Adjustments.

In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Company's assets to shareholders, or any other changes affecting the Shares, such proportionate adjustments shall be made with respect to the number of Deferred Share Units outstanding under the Plan to reflect such change or changes. All adjustments under this Section 4.9 be such that the Deferred Share Units shall at all times be exempt from the "salary deferral arrangement" rules in the Tax Act by virtue of the exception in paragraph (d) of Regulation 6801 of the Tax Act.

4.10	No Other Benefit.

For greater certainty, no amount will be paid to, or in respect of, a Member (or a person with whom the Member does not deal at arm's length within the meaning of the Tax Act), under the Plan or otherwise, either immediately or in the future, either absolutely or contingently, and no additional Deferred Share Units will be granted, for the purpose of reducing the impact, in whole or in part, of any reduction in the fair market value of the shares of the Company or a corporation related thereto, nor will any other form of benefit be conferred upon, or in respect of, a Member (or a person with whom the Member does not deal at arm's length within the meaning of the Tax Act) for such purpose.

The Company makes no representations or warranties to Members with respect to the Plan or the Deferred Share Units whatsoever. Members are expressly advised that the value of any Deferred Share Unit will fluctuate as the Market Price of Shares fluctuates. Members are further expressly advised that the amount of dividends that may be paid in respect of Shares, if any, will vary. In seeking the benefits of participation in the Plan, a Member agrees to exclusively accept all risks associated with a decline in the market price of Shares and all other risks associated with the holding of Deferred Share Units.

4.11	Vesting.

Unless otherwise specified by the Board and/or included in any award agreement, Deferred Share Units credited to a Member's Deferred Share Unit Account in accordance with this Article 4 shall be fully vested on the relevant Crediting Date in question.

4.12	Other Terms and Conditions.

The Board may determine any other terms and conditions of Deferred Share Units not inconsistent with the Plan, but, at all times, all Deferred Share Units shall have such terms and conditions as are necessary to ensure that such Deferred Share Units are exempt from the "salary deferral arrangement" rules in the Tax Act by reason of the exception contained in paragraph (d) to Regulation 6801 of the Tax Act.

ARTICLE 5

REDEMPTION ON RETIREMENT OR DEATH

5.1	Redemption by a Member who is not a U.S. Member.

Subject to Section 5.3(a), the value (determined in accordance with Section 5.3(a)) of the Deferred Share Units credited to the Deferred Share Unit Account of a Member shall, in the case of a Member who is not a U.S. Member, be redeemable by the Member (or, where such Member has died, his or her estate) at the Member's option (or after the Member's death, at the option of his/her legal representative) following the event, including death, causing the Member to no longer be a Director or an employee of the Company or a person related to the Company for the purposes of the Tax Act (the "Member's Termination Date"). All or any portion of the value of the Deferred Share Units may be redeemed by filing a written notice of redemption in the form of Schedule "B" hereto with the Chief Financial Officer of the Company, specifying the date of the redemption and number of Deferred Share Units to be redeemed. The Member (or after the Member's death, his/her legal representative) may provide a written notice of redemption in the form of Schedule "B" hereto no more than two times in any given calendar year and no more than four times in the aggregate. A redemption notice in respect of any particular Deferred Share Units shall be valid only if the redemption date specified therein is: (A) no earlier than the later of (i) the date immediately after the Member's Termination Date, (ii) June 30, 2023, and (iii) the date on which such notice is filed with the Chief Financial Officer of the Company; and (B) not later than December 15 of the first calendar year commencing after the Member's Termination Date. If no valid written notice of redemption is received by the Chief Financial Officer of the Company by December 1st of the first calendar year after the Member's Termination Date, or if there are Deferred Share Units standing to the account of a Member in the Member's Deferred Share Unit Account as at December 15 of the first calendar year after the Member's Termination Date, December 15 of the first calendar year after the Member's Termination Date will be deemed to be the redemption date for all of the Member's then remaining Deferred Share Units. For greater certainty, in no event shall the aggregate of the number of Deferred Share Units redeemed for any particular Member exceed the aggregate number of Deferred Share Units recorded in the Member's Deferred Share Unit Account on such Member's Termination Date.

5.2	Redemption by a U.S. Member.
(a)

Subject to Section 5.3(c), the value (determined in accordance with Section 5.3(c)) of the Deferred Share Units credited to a U.S. Member's Deferred Share Unit Account shall be redeemable by the Member (or, where such Member has died, his or her estate) at the

Member's option (or after the Member's death, at the option of his/her legal representative) following the event that constitutes a Separation From Service (the "U.S. Member's Termination Date"), provided that such date must meet the requirements set out in Section 5.1 and further provided that, if the Member is a Specified Employee and the Separation From Service is for a reason other than death, such date must be at least six (6) months following the U.S. Member's Termination Date, or if earlier, the date of the U.S. Member's death after Separation From Service (the "Six-Month Date"). Subject to Section 5.2(b), all or any portion of the value of the Deferred Share Units may be redeemed by filing a written notice of redemption in the form of Schedule "C" hereto with the Chief Financial Officer of the Company, specifying the date of the redemption and number of Deferred Share Units to be redeemed. The Member (or after the Member's death, his/her legal representative) may provide a written notice of redemption in the form of Schedule "B" hereto no more than two times. The redemption date specified in any notice of redemption must occur during the period commencing after the U.S. Member's Termination Date, or, in the case of a Specified Employee, the Six-Month Date (which, in either case, must be no earlier than June 30, 2023 and no earlier than the date on which such notice is filed with the Chief Financial Officer of the Company), and not later than December 15 of the calendar year that includes the U.S. Member's Termination Date or, if the Member is a Specified Employee, not later than December 15 of the calendar year that includes the Specified Employee's Six-Month Date. If no notice of redemption has been filed by December 15 of the calendar year that includes the U.S. Member's Termination Date, or in the case of a Specified Employee, December 15 of the year that includes the Six-Month Date, December 15 of such year will be deemed to be the redemption date for all of the Member's Deferred Share Units. If there are Deferred Share Units standing to the account of a U.S. Member in the U.S. Member's Deferred Share Unit Account as at December 15 of the calendar year that includes the U.S. Member's Termination Date, or in the case of a Specified Employee, December 15 of the year that includes the Six-Month Date, December 15 of such calendar year will be deemed to be the redemption date for all of the Member's then remaining Deferred Share Units.

(b)

Notwithstanding Section 5.2(a), in the event that a U.S. Member who is not a Specified Employee has a Separation From Service that occurs after December 15 and on or before December 31 of a calendar year, or the Six-Month Date of a Specified Employee occurs after December 15 and on or before December 31 of a calendar year (each, a "Calendar Year Stub Period"), the date of Separation From Service or the Six-Month Date, as applicable, will be deemed to be the redemption date for all of such Member's Deferred Share Units and the value (determined in accordance with the Plan) of the Deferred Share Units credited to a U.S. Member's Deferred Share Unit Account shall be redeemed immediately following the event that constitutes a Separation From Service.

5.3	Payment of Redeemed Amount.
(a)

Any redemption of Deferred Share Units pursuant to Section 5.1 shall be settled as soon as practicable after the applicable redemption date determined in accordance with Section 5.1, provided that in any event such redemption date shall be no later than the last business day of the month of December of the year following the Member's Termination Date. Unless the Company validly elects in accordance with Section 5.3(b), the value of the Deferred Share Units redeemed in respect of a Member who is not a U.S. Member shall be paid to the Member (or if the Member has died, to his or her estate, as the case may be) on the settlement date in immediately available funds, less any income tax or other amounts required to be withheld by applicable law, and the amount of the cash payment to be paid to the Member on the applicable redemption date, before such withholdings, shall be determined by multiplying the number of Deferred Share Units to be redeemed by the Market Price on such redemption date.

(b)

If Shareholder Approval has been obtained on or prior to the relevant redemption date, then the Company may, in lieu of the cash payment contemplated in Section 5.3(a), elect, in its sole discretion, to settle the value of the Deferred Share Units redeemed in respect of a Member who is not a U.S. Member (or if the Member has died, to his or her estate, as the case may be) in Shares which are not subject to a resale restriction under applicable Canadian securities laws as and when issued on such settlement date, on a one-for-one basis, less any income tax or other amounts required to be withheld by applicable law.

(c)

Any redemption of Deferred Share Units pursuant to Section 5.2 shall be settled as soon as practicable after the applicable redemption date determined in accordance with Section 5.2, provided that in any event such settlement date shall be no later than the last business day of the month of December of the calendar year in which the Separation From Service or, in the case of a Specified Employee, the Six-Month Date, occurs. Unless the Company validly elects in accordance with Section 5.3(d), on the settlement date, the value of the Deferred Share Units redeemed in respect of a U.S. Member shall be paid to the Member (or if the Member has died, to his or her estate, as the case may be) in immediately available funds, less the amounts required to be withheld by applicable law, as soon as practicable after the applicable redemption date determined in accordance with Section 5.2(a) or Section 5.2(b), and the amount of the cash payment to be paid to the Member (or if the Member has died, to his or her estate, as the case may be) on the applicable redemption date, before such withholdings, shall be determined by multiplying the number of Deferred Share Units to be redeemed by the Market Price on such redemption date.

(d)

If Shareholder Approval has been obtained on or prior to the relevant redemption date, then the Company may, in lieu of the cash payment contemplated in Section 5.3(c), elect, in its sole discretion, to settle the value of the Deferred Share Units redeemed in respect of a U.S. Member (or if the Member has died, to his or her estate, as the case may be) in Shares which are not subject to a resale restriction under applicable Canadian securities laws as and when issued on such settlement date, on a one-for-one basis, less any income tax or other amounts required to be withheld by applicable law.

5.4	Dual Participants.

This Section 5.4 shall apply to each Member who is a U.S. Member and is also subject to the provisions of the Tax Act in respect of the Deferred Share Units granted to such Participant (a "Dual Participant"). For greater clarity, these forfeiture provisions are intended to avoid adverse tax consequences under Section 409A of the Code and/or under paragraph (d) to Regulation 6801 of the Tax Act, that may result because of the different requirements as to the time of settlement of Deferred Share Units with respect to a Dual Participant's Separation from Service and such Member's Termination Date. Unless it is determined that no adverse tax consequences under either the U.S. income tax regime or the Canadian income tax regime would result, a Dual Participant's Deferred Share Units shall be immediately and irrevocably forfeited (for greater certainty, without any compensation therefor) if either: (i) such Dual Participant's Separation from Service does not constitute a retirement from, or loss of office or employment with, the Company or an affiliate, within the meaning of paragraph (d) to Regulation 6801 of the Tax Act; or (ii) on such Dual Participant's Member's Termination Date, such Dual Participant has not had a Separation of Service.

ARTICLE 6

ADMINISTRATION

6.1	Unfunded Obligation.

Unless otherwise determined by the Board, the Plan shall remain an unfunded obligation of the Company.

6.2	Committee to Administer Plan.

The Plan shall be administered by the Board with the advice of the Committee or such other committee of the Board as the Board may, from time to time, determine to be appropriate; provided, however, that the Board shall be entitled to delegate administrative duties relating to the Plan to a third-party administrator as may from time to time be appointed by the Board.

6.3	Costs of Administration.

The Company will be responsible for all costs relating to the administration of the Plan.

6.4	No Personal Liability.

No director of the Company shall be personally liable for any action taken or determination or interpretation made in good faith in connection with the Plan and all directors of the Company shall, in addition to their rights as directors, be fully protected, indemnified and held harmless by the Corporation with respect to any such action taken or determination or interpretation made hereunder.

6.5	Officer Delegation.

The appropriate officers of the Company are hereby authorized and empowered to do all things, and to execute and deliver all instruments, undertakings, applications and writings as they, in their absolute discretion, consider necessary or appropriate for the implementation of the Plan and of the rules and regulations established for administering the Plan.

6.6	Blackout.

Notwithstanding any other provision in the Plan, if DSUs previously credited to Member are scheduled to be settled during a Blackout Period, or within ten (10) business days after the expiry of a Blackout Period, then such redemption date shall be the date that is the tenth (10th) business day after the expiry of the Blackout Period, provided that such settlement may not be later than the last business day of the month of December of the year following the Member's Termination Date. If the revised redemption date is not a date that is prior to the last business day of the month of December of the year following Member's Termination Date, then such redemption date in respect of such DSUs shall, notwithstanding any other provision of the Plan, be the last business day of the month of December of the year following Member's Termination Date. Notwithstanding the foregoing, for any Member, redemption of and payment for the DSUs may not be delayed due to a Blackout Period beyond the latest payment date as permitted by paragraph (d) of Regulation 6801 of the Tax Act and, for any U.S. Member, payment of the DSUs may not be delayed due to a Blackout Period beyond the latest payment date as permitted by Section 409A of the Code, as determined by the Company.

ARTICLE 7

UNITED STATES SECURITIES LAW MATTERS

No DSUs shall be granted under the Plan to Directors in the United States unless such DSUs and Shares subject to such DSUs are registered under the U.S. Securities Act and any applicable U.S. state securities laws, or an exemption from such registration requirements is available. If a registration statement covering the Shares subject to the DSUs has not been filed and become effective under the U.S. Securities Act, DSUs credited to the Deferred Share Unit Account of a Director in the United States, and the Shares subject to such DSUs, issued pursuant to an available exemption from the registration requirements of the U.S. Securities Act and any applicable U.S. state securities laws will be "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), and any certificate or instrument representing such securities shall bear or be deemed to bear a legend restricting transfer under applicable United States federal and state securities laws in substantially the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY U.S. STATE SECURITIES LAWS. THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE U.S. STATE SECURITIES LAWS, AFTER, IN THE CASE OF TRANSFERS UNDER CLAUSE (C) OR (D), THE HOLDER HAS FURNISHED TO THE COMPANY AND ITS TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT TO THE EFFECT THAT SUCH EXEMPTION(S) ARE AVAILABLE. THESE SECURITIES MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON CANADIAN STOCK EXCHANGES."

The Board may require that a Director provide certain representations, warranties and certifications to the Company to satisfy the requirements of applicable securities laws, including without limitation, the registration requirements of the U.S. Securities Act and applicable state securities laws or exemptions or exclusions therefrom.

ARTICLE 8

GENERAL

8.1	Assignment.

A Deferred Share Unit is personal to the Member and is non-assignable. No Deferred Share Unit granted hereunder shall be pledged, hypothecated, charged, transferred, assigned or otherwise encumbered or disposed of by the Member, whether voluntarily or by operation of law, otherwise than by testate succession or the laws of descent and distribution, and any attempt to do so will cause such Deferred Share Unit to be null and void. During the lifetime of the Member, a Deferred Share Unit shall be redeemable only by the Member and, upon the death of a Member, the person to whom the rights shall have passed by testate succession or by the laws of descent and distribution may redeem any Deferred Share Units in accordance with the provisions of Article 5.

8.2	No Shareholder Rights.

Deferred Share Units are not Shares and will not entitle a Member to any shareholder rights, including, without limitation, voting rights, dividend entitlement or rights on liquidation.

8.3	Clawback.

All DSUs granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee of the Board) and, in each case, as may be amended from time to time.

8.4	Reorganization of the Company

The existence of any DSUs shall not affect in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, or any amalgamation, combination, merger or consolidation involving the Company or to create or issue any bonds, debentures, shares or other securities of the Company or the rights and conditions attaching thereto or to effect the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

In the case of an adjustment to the Shares following a dividend of shares, an amalgamation, a combination, merger or consolidation, a share-for-share exchange or any other similar change in the capital structure of the Company, an adjustment shall be made by the Company to the number of DSUs or to the kind of shares that are subject to the issued DSUs, as the case may be. The Committee shall make such adjustment, which shall be final and binding for purposes of the Plan.

All actions under this Section 8.4 shall be such that the Plan and all DSUs continuously meet the requirements of paragraph 6801(d) of the Regulations to the Tax Act or any successor provision thereto.

8.5	Suspension, Termination or Amendments

The Board may, from time to time, (i) amend, suspend or terminate (and re-instate) the Plan in whole or in part, provided the Plan continuously meets the requirements of paragraph 6801(d) of the Regulations to the Tax Act or any successor provision thereto, or (ii) amend the terms of DSUs credited in accordance with the Plan, in each case, without approval of the shareholders of the Company, but subject to the receipt of all required regulatory approvals including, without limitation, the approval of the Exchange.

Notwithstanding the foregoing, the Plan shall not be amended to (i) remove or exceed the insider participation limit prescribed by the Corporate Finance Manual of the TSXV, (ii) increase the maximum number of Shares made available for issuance from treasury under the Plan, (iii) modify the definition of "Member", or (iv) modify this amendment provision, without the approval of the shareholders of the Company.

If any such amendment, suspension or termination will materially or adversely affect the rights of a Member with respect to DSUs credited to such Member, then the written consent of such Member to such amendment, suspension or termination shall be obtained. Notwithstanding the foregoing, the obtaining of the written consent of any Member to an amendment, suspension or termination which materially or adversely affects the rights of such Member with respect to any credited DSUs shall not be required if such amendment, suspension or termination is required in order to comply with applicable laws, regulations, rules, orders of government or regulatory authorities or the requirements of any stock exchange on which shares of the Member are listed.

If the Committee terminates the Plan, then DSUs previously credited to Participants shall remain outstanding and in effect and be settled in due course in accordance with the terms of the Plan (which shall continue to have effect, but only for such purposes).

8.6	Section 409A

DSUs granted to U.S. Members are intended to comply with the requirements of Section 409A of the Code. The Plan and any award agreements with respect to a U.S. Member will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Committee. Notwithstanding the foregoing, neither the Company, the Board, nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any U.S. Member under Section 409A of the Code, and neither the Company, the Board, nor the Committee will have any liability to any U.S. Member for such additional tax or penalty.

* * * * *

SCHEDULE "A"

ELECTION NOTICE

Please complete one of Section 1 (Election Notice), Section 2 (Election to Change Participation) or Section 3 (Election to Terminate an Earlier Election) and return a signed and dated copy of this Schedule "A" to the Chief Financial Officer of Premium Nickel Resources Ltd. (the "Company").

☐SECTION 1 – ELECTION NOTICE

I hereby elect to participate in the Plan on the following basis, commencing with the quarterly payment for the quarter ending                   , unless and until the election is terminated or changed in accordance with a subsequently filed Election Notice, namely, to receive in Deferred Share Units                    % (please insert applicable percentage) of the amount otherwise payable to me in cash in respect of my Annual Board Retainer,                    % (please insert applicable percentage) of the amount otherwise payable to me in cash in respect of my Annual Chair Retainer                    % (please insert applicable percentage) of the amount otherwise payable to me in cash in respect of my Annual Committee Retainer, and                    % (please insert applicable percentage) of the amounts otherwise payable to me in cash in respect of my Meeting Fees.

I confirm that:

1.	I have received and reviewed a copy of the terms of the Plan and agreed to be bound by such terms.
2.

I understand that I will not be able to cause the Company to redeem Deferred Share Units granted under the Plan ("DSUs") until I am no longer any of a Director or an employee of the Company or a corporation related thereto.

3.

I recognize that when DSUs credited pursuant to an election made under Section 1 or Section 2 of this Election Notice are redeemed in accordance with the terms of the Plan after I am no longer a Director or employee of the Company, income tax and other obligations will arise at that time that will be my obligations (and not the Company's, except as required by law). Upon redemption of the DSUs, the Company will make all appropriate withholdings as required by law at that time.

4.	The value of DSUs are based on the value of the common shares of the Company and therefore are not guaranteed.
5.	No funds will be set aside to guarantee the payment of DSUs. Future payment of DSUs will remain an unfunded liability recorded on the books of the Company.
6.	I acknowledge and agree that, as described in greater detail in the Plan, I am not permitted to assign, pledge, charge or otherwise encumber the DSUs granted to me under the Plan.
7.

An election filed pursuant to Section 1, Section 2 or Section 3 of this Schedule "A" is required to be filed with the Chief Financial Officer of the Company not later than the last business day of the calendar year ending before the particular calendar year in respect of which I am electing to receive any portion of my Annual Board Retainer, my Annual Chair Retainer, my Annual Committee Retainer and / or my Meeting Fees in DSUs rather than cash (or in respect of which I am electing to change or terminate such election, as the case may be).

The foregoing is only a brief outline of certain key provisions of the Plan. For more complete information, reference should be made to the Plan in its entirety.

Date	(Signature of Director)

(Name of Director)

☐SECTION 2 - ELECTION TO CHANGE PARTICIPATION

I hereby elect, notwithstanding any previous election in the form of this Election Notice, to change my election with respect to my participation in the Plan, commencing with the quarterly payment for the quarter ending                   , unless and until the election is terminated or changed in accordance with a subsequently filed Election Notice, namely, so as to receive in Deferred Share Units                    % (please insert applicable percentage) of the amount otherwise payable to me in cash in respect of my Annual Board Retainer,                    % (please insert applicable percentage) of the amount otherwise payable to me in cash in respect of my Annual Chair Retainer,                    % (please insert applicable percentage) of the amount otherwise payable to me in cash in respect of my Annual Committee Retainer and                    % (please insert applicable percentage) of the amounts otherwise payable to me in cash in respect of my Meeting Fees.

I confirm that:

1.	I have received and reviewed a copy of the terms of the Plan and agreed to be bound by such terms.
2.

I understand that I will not be able to cause the Company to redeem Deferred Share Units granted under the Plan ("DSUs") until I am no longer any of a Director or an employee of the Company or a corporation related thereto.

3.

I recognize that when DSUs credited pursuant to an election made under Section 1 or Section 2 of this Election Notice are redeemed in accordance with the terms of the Plan after I am no longer a Director or employee of the Company, income tax and other obligations will arise at that time that will be my obligations (and not the Company's, except as required by law). Upon redemption of the DSUs, the Company will make all appropriate withholdings as required by law at that time.

4.	The value of DSUs are based on the value of the common shares of the Company and therefore are not guaranteed.
5.	No funds will be set aside to guarantee the payment of DSUs. Future payment of DSUs will remain an unfunded liability recorded on the books of the Company.
6.	I acknowledge and agree that, as described in greater detail in the Plan, I am not permitted to assign, pledge, charge or otherwise encumber the DSUs granted to me under the Plan.
7.

An election filed pursuant to Section 1, Section 2 or Section 3 of this Schedule "A" is required to be filed with the Chief Financial Officer of the Company not later than the last business day of the calendar year ending before the particular calendar year in respect of which I am electing to receive any portion of my Annual Board Retainer, my Annual Chair Retainer and / or my Meeting Fees in

DSUs rather than cash (or in respect of which I am electing to change or terminate such election, as the case may be).

The foregoing is only a brief outline of certain key provisions of the Plan. For more complete information, reference should be made to the Plan in its entirety.

Date	(Signature of Director)

(Name of Director)

☐SECTION 3 - ELECTION TO TERMINATE AN ELECTION

I hereby elect, by marking the box below this paragraph with an "X", to terminate my election under Section 4.4 of the Plan and to receive my Annual Board Retainer, my Annual Chair Retainer and my Meeting Fees in cash commencing with the first quarterly payment of the first calendar year beginning after the date hereof.

YES, I WISH TO TERMINATE MY MOST RECENT ELECTION UNDER SECTION 4.4 OF THE PLAN.

Date	(Signature of Director)

(Name of Director)

SCHEDULE "B"

REDEMPTION NOTICE FOR DIRECTORS WHO ARE NOT U.S. MEMBERS UNDER THE

PLAN

I hereby advise Premium Nickel Resources Ltd. (the "Company") that I wish to redeem                    [Insert Number of DSUs to be redeemed] Deferred Share Units credited to my account under the Plan on the following redemption date, which in any case shall be no earlier than my Member's Termination Date, no earlier than the date on which this notice is filed with the Company, but no later than December 15 of the first calendar year commencing after the year in which I ceased to be a director or employee of the Company:

Redemption Date:

Date	(Signature of Member)

(Name of Member)

If this Redemption Notice is signed by a beneficiary or legal representative, documents evidencing the authority of such signature must accompany this Redemption Notice.

SCHEDULE "C"

REDEMPTION NOTICE FOR DIRECTORS WHO ARE U.S. MEMBERS UNDER THE PLAN

I  hereby  advise  Premium  Nickel  Resources  Ltd.  (the  "Company")  that  I  wish  to  redeem                    [Insert Number of DSUs to be redeemed] Deferred Share Units credited to my account under the Plan on the following redemption date, which in any case shall be no earlier than the date on which this notice is filed with the Company (and, if I am a Specified Employee, which date must be after my Six-Month Date) but no later than December 15 of the calendar year that includes my Termination Date or, if I am a Specified Employee, not later than December 15 of the calendar year that includes my Six-Month Date:

Redemption Date:

Date	(Signature of Member)

(Name of Member)

If this Redemption Notice is signed by a beneficiary or legal representative, documents evidencing the authority of such signature must accompany this Redemption Notice